UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2025

Intapp, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40550	46-1467620
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 Park Blvd
Palo Alto, California	94306
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 852-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	INTA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Intapp, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on November 18, 2025. On September 23, 2025, the record date for the Annual Meeting, 81,787,131 shares of the Company’s common stock were entitled to vote at the Annual Meeting, of which 72,385,484, or 88.50%, of the eligible shares were represented in person or by proxy. The following proposals were voted on by the Company’s stockholders, as set forth below:

Proposal 1:  Election of Class II Directors.

	For	Withheld	Broker Non-Vote
Beverly Allen	57,293,356	13,417,723	1,674,405
Nancy Harris	67,301,088	3,409,991	1,674,405
Marie Wieck	46,830,387	23,880,692	1,674,405

This proposal received the required affirmative vote of holders of a plurality of the votes cast and all of the foregoing candidates were elected as the Company’s Class II directors, each to hold office until the Company’s Annual Meeting of Stockholders in 2028 and until her successor is duly elected and qualified, or until her earlier death, resignation or removal.

Proposal 2:  Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026.

For	Against	Abstain	Broker Non-Vote
71,935,372	425,641	24,471	0

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026 was ratified by the affirmative vote of the holders of a majority of the voting power of the shares present in person at the Annual Meeting or represented by proxy and entitled to vote on the subject matter.

Proposal 3:  An advisory vote to approve named executive officer compensation (“Say-on-Pay Vote”).

For	Against	Abstain	Broker Non-Vote
66,324,144	4,353,856	33,079	1,674,405

The advisory vote to approve named executive officer compensation was approved by the affirmative vote of the holders of a majority of the voting power of the shares present in person at the Annual Meeting or represented by proxy and entitled to vote on the subject matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Intapp, Inc.

Date: November 21, 2025	By:	/s/ Steven Todd
	Name:	Steven Todd
	Title:	General Counsel and Secretary